Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/17 through 06/30/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38141GWB6)


Date Purchased:			02/13/17


Price Per Share:	 	100.146 USD


Shares Purchased
by the Portfolio *:		6,626,000


Total Principal Purchased
by the Portfolio *:		6,649,846 USD


Commission or Spread:		0.450%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/17 through 06/30/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			Quintiles IMS, Inc.  (CUSIP BF1HQTII8)


Date Purchased:			02/23/17


Price Per Share:	 	100.000 USD


Shares Purchased
by the Portfolio *:		100,000


Total Principal Purchased
by the Portfolio *:		100,000 USD


Commission or Spread:		1.000%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/17 through 06/30/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			Moodys Corp.  (CUSIP 615369AG0)


Date Purchased:			02/27/17


Price Per Share:	 	99.691 USD


Shares Purchased
by the Portfolio *:		2,544,000


Total Principal Purchased
by the Portfolio *:		2,536,139 USD


Commission or Spread:		0.200%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets Securities LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/17 through 06/30/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			Burlington Northern Santa Fe LLC  (CUSIP 12189LBB6)


Date Purchased:			03/06/17


Price Per Share:	 	98.857 USD


Shares Purchased
by the Portfolio *:		4,550,000


Total Principal Purchased
by the Portfolio *:		4,497,994 USD


Commission or Spread:		0.880%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/17 through 06/30/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			McDonalds Corp. (CUSIP 58013MFC3)


Date Purchased:			03/06/17


Price Per Share:	 	99.509 USD


Shares Purchased
by the Portfolio *:		1,752,000


Total Principal Purchased
by the Portfolio *:		1,743,398 USD


Commission or Spread:		0.880%


Broker:				Wells Fargo Advisors


Member:				PNC Capital Markets


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/17 through 06/30/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			DXC Technology (CUSIP 299897AA6)


Date Purchased:			03/13/17


Price Per Share:	 	99.689 USD


Shares Purchased
by the Portfolio *:		1,369,000


Total Principal Purchased
by the Portfolio *:		1,364,742 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/17 through 06/30/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			Barclays plc (CUSIP 06738EAV7)


Date Purchased:			01/03/17


Price Per Share:	 	99.907 USD


Shares Purchased
by the Portfolio *:		2,231,000


Total Principal Purchased
by the Portfolio *:		2,228,925 USD


Commission or Spread:		0.880%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/17 through 06/30/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			Morgan Stanley (CUSIP 61746BEG7)


Date Purchased:			01/17/17


Price Per Share:	 	99.322 USD


Shares Purchased
by the Portfolio *:		7,130,000


Total Principal Purchased
by the Portfolio *:		7,081,659 USD


Commission or Spread:		0.880%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/17 through 06/30/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			JPMorgan Chase & Co. (CUSIP 46625HRY8)


Date Purchased:			01/25/17


Price Per Share:	 	100.000 USD


Shares Purchased
by the Portfolio *:		8,750,000


Total Principal Purchased
by the Portfolio *:		8,750,000 USD


Commission or Spread:		0.450%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/17 through 06/30/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			GATX Corp. (CUSIP 361448AZ6)


Date Purchased:			02/06/17


Price Per Share:	 	99.744 USD


Shares Purchased
by the Portfolio *:		957,000


Total Principal Purchased
by the Portfolio *:		954,550 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/17 through 06/30/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			MPLX L.P. (CUSIP 55336VAL4)


Date Purchased:			02/07/17


Price Per Share:	 	99.304 USD


Shares Purchased
by the Portfolio *:		754,000


Total Principal Purchased
by the Portfolio *:		748,752 USD


Commission or Spread:		0.880%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/17 through 06/30/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			Citigroup, Inc. (CUSIP 172967KR1)


Date Purchased:			02/07/17


Price Per Share:	 	99.742 USD


Shares Purchased
by the Portfolio *:		5,100,000


Total Principal Purchased
by the Portfolio *:		5,144,040 USD


Commission or Spread:		0.880%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets